UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MIMEDX GROUP, INC.

(Name of registrant as specified in its charter)

Payment of the filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Home Board Refreshment Investigation Findings Our Strategy Materials & How to Vote Important Information Home Board Refreshment Investigation Findings Our Strategy Materials & How to Vote Important Information Proxy Materials and How to Vote Shareholders of Record Shareholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods: By Internet Log on through the Internet at proxyvotenow.com/mdxg and follow the instructions on that site. By Telephone Call 1-866-888-4015 and follow the simple voice prompts. By Mail Complete, sign, date and return the BLUE proxy card in the postage-paid envelope. In Person You may attend the Annual Meeting and vote in person by completing a ballot. Attending the Annual Meeting without completing a ballot will not count as a vote. If you choose to vote in person, you must bring proof of identification to the Annual Meeting. If you return your BLUE proxy card by mail, please ensure you leave enough time for your BLUE proxy card to be mailed and received. You are encouraged to sign, date and return the BLUE proxy card in the postage-paid envelope provided (or vote by Internet or by telephone) regardless of whether you plan to attend the Annual Meeting. Beneficial Owners If you are the beneficial owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a bank, broker or other nominee), you will receive instructions from your bank, broker or other nominee as to how to vote your shares or submit a proxy to have your shares voted. Your bank, broker or other nominee may not be able to vote your shares on any matters at the annual meeting unless you provide them instructions on how to vote your shares. You should instruct your bank, broker or other nominee how to vote your shares by following the directions provided by your bank, broker or other nominee. Alternatively, you may obtain a “legal proxy” from your bank, broker or other nominee and bring it with you to hand in with a ballot in order to be able to vote your shares at the annual meeting. If you choose to vote at the annual meeting, you must bring proof of identification and a signed “legal proxy” from the shareholder of record (your bank, broker or other nominee) giving you the right to vote the shares. Please follow the instructions provided by your bank, broker or other nominee. If you return your BLUE voting instruction form by mail, please ensure you leave enough time for your BLUE voting instruction form to be received by the deadline provided by your bank, broker or other nominee. The Board unanimously recommends that you vote the BLUE proxy card: FOR the election of each of the Company’s highly qualified Board Nominees: M. Kathleen Behrens Wilsey, K. Todd Newton and Timothy R. Wright; AGAINST the Class III Director Election Bylaw Proposal; and AGAINST the Bylaw Repeal Proposal. If you have questions or need assistance voting your shares, please contact our proxy solicitor: Innisfree M&A Incorporated 877-800-5195 (toll free) Vote the BLUE proxy card today! Shareholder Materials June 14, 2019 MiMedx Urges Shareholders to Vote Today “FOR” All of the Board’s Highly Qualified Nominees on the BLUE Proxy Card Download Press Release June 13, 2019 Meet MiMedx’s Highly Qualified Director Nominees Download Brochure June 12, 2019 Leading Independent Proxy Advisory Firm Glass Lewis Joins ISS and Egan-Jones in Recommending MiMedx Shareholders Vote “For” All Three of the Company’s Director Nominees Download Press Release June 11, 2019 Leading Independent Proxy Advisory Firms ISS and Egan-Jones Recommend That MiMedx Shareholders Vote the BLUE Card “FOR” All Three of the Company’s Director Nominees Download Press Release June 10, 2019 MiMedx Issues Additional Information to Shareholders Download Press Release Download Additional Information on Pete Petit June 7, 2019 MiMedx Urges Shareholders to Vote ‘FOR’ All of the Board’s Qualified Nominees on the BLUE Proxy Card Download Press Release Download Shareholder Brochure June 5, 2019 MiMedx Issues New Presentation for Investors in Advance of 2018 Annual Meeting Download Press Release Download Presentation June 3, 2019 MiMedx Files Definitive Proxy Materials and Mails Letter to Shareholders Download Press Release Download Shareholder Letter May 31, 2019 Download MiMedx Definitive Proxy Statement Your vote is extremely important. Vote the BLUE proxy card today! If you have questions or need assistance voting your shares, please contact our proxy solicitor: Innisfree M&A Incorporated 1.877.800.5195 (toll free) Sign up for more information Top of Form Email Address * Email Submit Bottom of Form If you have any questions or comments regarding MiMedx, please contact: IR Contact Hilary Dixon Corporate & Investor Communications 1.770.651.9066 investorrelations@mimedx.com Media Contact Andy Brimmer / Jed Repko / Annabelle Rinehart Joele Frank, Wilkinson Brimmer Katcher 1.212.355.4449 Disclaimer Additional Information and Where to Find It MiMedx Group, Inc. (the “Company”) has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and associated BLUE proxy card in connection with the solicitation of proxies for the Company’s 2018 annual meeting of shareholders (the “2018 Annual Meeting”). Details concerning the nominees of the Company’s board of directors for election at the 2018 Annual Meeting are included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website at www.sec.gov. The Company’s shareholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents from the “SEC Filings” section of the Company’s website at www.mimedx.com. Forward-Looking Statements This website includes forward-looking statements, including statements regarding the Company’s plan to refresh the Board, the effects of such refreshment on the Company and expectations with respect to Board leadership. Forward-looking statements may be identified by words such as “believe,” “expect,” “may,” “plan,” “potential,” “will,” “would” and similar expressions and are based on current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements as a result of various factors, including the results of any election at the 2018 Annual Meeting or the Company’s 2019 annual meeting of shareholders (the “2019 Annual Meeting”). There is no assurance that the Board’s nominees will be elected at the 2018 Annual Meeting or the 2019 Annual Meeting. Any forward-looking statements speak only as of the date of publication, and except as required by law, the Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. I Agree